Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, Securities Act File No. 333-141120

FUNDVANTAGE TRUST

DUPONT CAPITAL EMERGING MARKETS FUND

Supplement dated April 15, 2013 to the Prospectus of the DuPont Capital Emerging Markets Fund (the “Fund”) dated September 1, 2012 (the “Prospectus”)

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

The Trust has determined to “soft close” the Fund by suspending the sale of shares of the Fund to new investors, effective as of the close of business on April 30, 2013 (“closing date”).  Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges.  Eligible investors include (i) shareholders of the Fund as of the closing date; (ii) certain retirement plans and IRA transfers and rollovers from these plans; and (iii) certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund’s distributor or transfer agent (mutual fund wrap accounts). The Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy at any time and to reject any investment for any reason.  The Fund also reserves the right to subsequently commence selling its shares to new investors.

Investors may request information by calling Shareholder Services at (888) 447-0014.

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You Should Retain This Supplement With Your Prospectus For Future Reference.